UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 30, 2016
INDEPENDENCE HOLDING COMPANY (Exact name of registrant as specified in its charter)
Delaware	001-32244	58-1407235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

96 Cummings Point Road, Stamford, CT 06902
(Address of Principal Executive Offices) (Zip Code)
(203) 358-8000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01

Completion of Disposition of Assets

On March 31, 2016, Independence Holding Company (“IHC”) issued a news release announcing that it and Independence American Holdings Corp., a wholly-owned subsidiary of American Independence Corp. (“AMIC”), a subsidiary of IHC, completed the previously announced stock sale of AMIC's indirect wholly owned subsidiary IHC Risk Solutions, LLC (“Risk Solutions”) and the stop-loss business produced by Risk Solutions to SR Corporate Solutions America Holding Corporation, a division of Swiss Re, on March 31, 2016 for an aggregate of $152,500,000 in cash, of which AMIC and its subsidiaries will receive approximately 89% and Standard Security Life Insurance Company of New York, another subsidiary of IHC, will receive the balance (the “Sale Transaction”).

The press release, a copy of which is attached hereto as Exhibit 99.1, contained the pro forma estimated gain and immediate increase in book value for each of IHC and AMIC as a result of the Sale Transaction.  The full pro forma financial statements will be filed as soon as practicable.

Item 3.01

Failure to Satisfy a Continued Listing Rule or Standard

On March 31, 2016, IHC received a notice from the New York Stock Exchange (the “NYSE”) indicating that it is not in compliance with the NYSE’s continued listing requirements under the timely filing criteria established in Section 802.01E of the NYSE Listed Company Manual as a result of its failure to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (the “2015 Form 10-K”).

As previously disclosed in the Form 12b-25 filed with the Securities and Exchange Commission (the “SEC”) on March 15, 2016, the filing is delayed because IHC is reviewing matters relating to its estimate of deferred tax assets and liabilities.  As a result of experiencing unexpected delays involved in the compiling of IHC's financial information to produce final financial statements and related supporting documentation, IHC requires additional time to complete a review and analysis of certain potential adjustments to its historical financial statements related to deferred tax liabilities.  IHC will not be able to file the 2015 Form 10-K until this analysis is completed.  IHC, in consultation with its independent registered public accounting firm KPMG, LLP and outside advisors, has been working diligently to complete the analysis of its prior accounting and complete the steps necessary in order to file its 2015 Form 10-K as soon as practicable, pending the completion of a review and certain adjustments to its full year 2015 financial statements.  IHC expects that any misstatement will result in an increase in total equity as a result of a decrease in deferred tax liabilities.  Once the review is completed, IHC expects to complete its assessments as to the effectiveness of internal controls over financial reporting.

The NYSE informed IHC that it will have five business days from the receipt of the notice to issue a press release, a copy of which is attached hereto as Exhibit 99.2.  Further, under the NYSE’s rules, IHC will have six months from March 31, 2016 to file the 2015 Form 10-K with the SEC. IHC can regain compliance with the NYSE listing standards before that deadline by filing the Form 10-K with the SEC. IHC fully expects to file the 2015 Form 10-K within the NYSE’s six-month deadline, if not sooner. If, however, IHC fails to file the 2015 Form 10-K by the NYSE’s compliance deadline, the NYSE may grant, at its sole discretion, an extension of up to six additional months for IHC to regain compliance, depending on the specific circumstances. The letter from the NYSE also notes that the NYSE may nevertheless commence delisting proceedings at any time if it deems that the circumstances warrant.

Upon filing the 2015 Form 10-K with the SEC, IHC expects to file the full pro forma financial statements referenced in Item 2.01.

Item 5.02

Departure of Directors or Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

In connection with the Sale Transaction, Mr. Michael A. Kemp resigned as Chief Underwriting Officer and Senior Vice President of IHC, effective as of the close of business on March 31, 2016.

(e)

On March 30, 2016, IHC entered into arrangements with certain of its officers by which, if the Sale Transaction is consummated, then such officers will receive a transaction bonus.  Specifically, (i) Michael A. Kemp, Chief Underwriting Officer and Senior Vice President of IHC, will receive $1,102,209 in cash, (ii) David T. Kettig, Chief Operating Officer and Senior Vice President of IHC, will receive $450,000 in cash and (iii) Teresa A. Herbert, Chief Financial Officer and Senior Vice President of IHC, will receive $450,000 in cash.  The Sale Transaction was completed on March 31, 2016.

Item 7.01

Regulation FD Disclosure.

On March 31, 2016, IHC issued a news release announcing that it completed the Sale Transaction, a copy of which is attached as Exhibit 99.1.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

2.1

Purchase and Sale Agreement (Filed as Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on January 6, 2016 and incorporated herein by reference).

99.1

Press Release - Independence Holding Company and American Independence Corp. Announce the Completion of the Sale of IHC Risk Solutions and Its Stop Loss Business

99.2

Press Release - Independence Holding Company Receives Notice from NYSE Regarding Late Form 10-K Filing

The information in Item 7.01 of this report and in Item 9.01 of this report related to Exhibit 99.1, including such exhibit, is being furnished pursuant to Item 7.01 of Regulation S-K.  Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any incorporation by reference language in any such filing.  The Current Report will not be deemed an admission as to the materiality of any information in the Current Report that is required to be disclosed solely by Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENCE HOLDING COMPANY

Dated:

April 1, 2016

By:   /s/ Teresa A. Herbert
Name:  Teresa A. Herbert
Title:  CFO and Sr. Vice President

Exhibit 99.1

INDEPENDENCE HOLDING COMPANY

CONTACT:  LOAN NISSER

96 CUMMINGS POINT ROAD

(646) 509-2107

STAMFORD, CONNECTICUT 06902

www.IHCGroup.com
NYSE: IHC

AMERICAN INDEPENDENCE CORP.

CONTACT:  LOAN NISSER
485 MADISON AVENUE

(646) 509-2107
NEW YORK, NEW YORK 10022

www.americanindependencecorp.com

NASDAQ: AMIC

Independence Holding Company and American Independence Corp. Announce the Completion of the Sale of IHC Risk Solutions and Its Stop Loss Business

Stamford, CT & New York, NY, March 31, 2016 - Independence Holding Company (NYSE:IHC) and American Independence Corp. (NASDAQ: AMIC) today announced that they have completed the sale, which was originally announced on January 5, 2016, of IHC Risk Solutions LLC (RS) and the stop-loss business produced by it (the “Business”) for an aggregate of $152,500,000 in cash, of which AMIC and its subsidiaries will receive approximately 89% and Standard Security Life Insurance Company of New York (SSL), another subsidiary of IHC, will receive the balance.

The sale will result in a pro forma estimated gain and an immediate increase in book value of approximately $114 million for AMIC.  AMIC has received $2.9 million, after-tax, in ceding commission as a result of 100% coinsuring its share of the Business, such amount will also increase AMIC’s book value over the co-insurance period.

IHC’s pro forma increase in book value and estimated gain on the sale, after tax, is approximately $100 million, which takes into account IHC’s ownership of AMIC.  IHC has received $10.2 million, after-tax, including its share of AMIC, in ceding commission as a result of 100% coinsuring its share of the Business, such amount will also increase IHC’s book value over the co-insurance period.

 About Independence Holding Company

Independence Holding Company (NYSE: IHC) is a holding company principally engaged in the life and health insurance business through its insurance company subsidiaries (Standard Security Life Insurance Company of New York, Madison National Life Insurance Company, Inc. and Independence American Insurance Company) and its marketing and administrative affiliates.  Standard Security Life furnishes group limited medical, short-term medical, group long-term and short-term disability, group life, statutory disability benefit policies (DBL) in New York, group and individual dental, vision, and various supplemental products.  Madison National Life sells group life and disability, group limited medical, group and individual dental, and various supplemental products.  Independence American offers pet insurance, non-subscriber occupational accident, short-term medical, group and individual dental and various supplemental products. Standard Security Life and Independence American will continue to sell medical stop-loss for the balance of this year. IHC owns certain subsidiaries through its majority ownership of American Independence Corp. (NASDAQ: AMIC), which is a holding company principally engaged in the insurance and reinsurance business.

About American Independence Corp.

American Independence Corp. is a holding company principally engaged in health insurance and reinsurance.  It provides specialized health coverage and related services to commercial customers and individuals.  Through Independence American Insurance Company and its other subsidiaries, it offers non-subscriber occupational accident, pet insurance, short-term medical, vision, dental and various supplemental products.   Through its subsidiaries IHC Specialty Benefits, Inc. (including through www.healthedeals.com and www.aspiraAmas.com), IPA Direct, LLC and IPA Family, LLC, AMIC markets products underwritten by its affiliates companies and various products (including ACA plans and medical stop-loss) on behalf of unaffiliated carriers.

Forward-looking Statements

Certain statements and information contained in this release may be considered “forward-looking statements,” such as statements relating to management's views with respect to future events and financial performance and the pro forma estimated impact of the sale transaction discussed for each of IHC and AMIC.  Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual and pro forma results to differ materially from historical experience, from estimates or from future results expressed or implied by such forward-looking statements.  Potential risks and uncertainties include, but are not limited to, economic conditions in the markets in which IHC and AMIC and operates, new federal or state governmental regulation, IHC’s and AMIC’s ability to effectively operate, integrate and leverage any past or future strategic acquisition, and other factors which can be found in IHC’s and AMIC’s other news releases and filings with the Securities and Exchange Commission.  IHC and AMIC expressly disclaims any duty to update its forward-looking statements unless required by applicable law.

Exhibit 99.2

INDEPENDENCE HOLDING COMPANY

CONTACT:  LOAN NISSER

96 CUMMINGS POINT ROAD

(646) 509-2107

STAMFORD, CONNECTICUT 06902

www.IHCGroup.com
NYSE: IHC

Independence Holding Company Receives Notice from NYSE Regarding Late Form 10-K Filing

Stamford, CT, April 1, 2016 – Independence Holding Company (NYSE:IHC) today announced that as a result of its inability to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (“2015 Form 10-K”), it received a notice on March 31,2016 from the New York Stock Exchange (the “NYSE”) that IHC is not in compliance with the NYSE’s continued listing requirements under the timely filing criteria outlined in Section 802.01E of the NYSE Listed Company Manual.

As previously disclosed in the Form 12b-25 filed with the Securities and Exchange Commission (the “SEC”) on March 15, 2016, the filing is delayed because IHC is reviewing matters relating to its estimate of deferred tax assets and liabilities.  As a result of experiencing unexpected delays involved in the compiling of IHC's financial information to produce final financial statements and related supporting documentation, IHC requires additional time to complete a review and analysis of certain potential adjustments to its historical financial statements related to deferred tax liabilities.  IHC will not be able to file the 2015 Form 10-K until this analysis is completed.  IHC, in consultation with its independent registered public accounting firm KPMG, LLP and outside advisors, has been working diligently to complete the analysis of its prior accounting and complete the steps necessary in order to file its 2015 Form 10-K as soon as practicable, pending the completion of a review and certain adjustments to its full year 2015 financial statements.  IHC expects that any misstatement will result in an increase in total equity as a result of a decrease in deferred tax liabilities.  Once the review is completed, IHC expects to complete its assessments as to the effectiveness of internal controls over financial reporting.

The NYSE informed IHC that, under the NYSE’s rules, IHC will have six months from March 31, 2016 to file the 2015 Form 10-K with the SEC. IHC can regain compliance with the NYSE listing standards before that deadline by filing the Form 10-K with the SEC. IHC fully expects to file the 2015 Form 10-K within the NYSE’s six-month deadline, if not sooner. If, however, IHC fails to file the 2015 Form 10-K by the NYSE’s compliance deadline, the NYSE may grant, at its sole discretion, an extension of up to six additional months for IHC to regain compliance, depending on the specific circumstances. The letter from the NYSE also notes that the NYSE may nevertheless commence delisting proceedings at any time if it deems that the circumstances warrant.

About Independence Holding Company

Independence Holding Company (NYSE: IHC) is a holding company principally engaged in the life and health insurance business through its insurance company subsidiaries (Standard Security Life Insurance Company of New York, Madison National Life Insurance Company, Inc. and Independence American Insurance Company) and its marketing and administrative affiliates.  Standard Security Life furnishes group limited medical, short-term medical, group long-term and short-term disability, group life, statutory disability benefit policies (DBL) in New York, group and individual dental, vision, and various supplemental products.  Madison National Life sells group life and disability, group limited medical, group and individual dental, and various supplemental products.  Independence American offers pet insurance, non-subscriber occupational accident, short-term medical, group and individual dental and various supplemental products. Standard Security Life and Independence American will continue to sell medical stop-loss for the balance of this year. IHC owns certain subsidiaries through its majority ownership of American Independence Corp. (NASDAQ: AMIC), which is a holding company principally engaged in the insurance and reinsurance business.

Forward-looking Statements

Certain statements and information contained in this release may be considered “forward-looking statements,” such as statements relating to management's views with respect to future events and financial performance.  Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from historical experience, from estimates or from future results expressed or implied by such forward-looking statements.  Potential risks and uncertainties include, but are not limited to, economic conditions in the markets in which IHC and AMIC and operates, new federal or state governmental regulation, IHC’s and AMIC’s ability to effectively operate, integrate and leverage any past or future strategic acquisition, and other factors which can be found in IHC’s and AMIC’s other news releases and filings with the Securities and Exchange Commission.  IHC and AMIC expressly disclaims any duty to update its forward-looking statements unless required by applicable law.